Filed pursuant to Rule 497(e)

Filed Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Thematic Fund

(the “Fund”)

SUPPLEMENT DATED 1 FEBRUARY 2019

TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

CURRENT AS OF THE DATE HEREOF

The Fund currently offers Investor Shares and Advisor Shares of the Fund only. Institutional Shares of the Fund are not offered for sale at this time.

Please Retain This Supplement for Future Reference